STRALEM & COMPANY
  INCORPORATED

                                      405 PARK AVENUE, NEW YORK, N.Y. 10022-4405
                                               TELEPHONE: (212) 888-8123
                                                   Fax: (212) 888-8152



                                                     February 2000


Dear Shareholder:

         For the year 1999, The Stralem Fund was up 14.7%.

         Equities were up 38.6% and Treasury bonds were down 6.6% including interest received.

         The Net Asset Value of the Fund year end 1999 was $17.36 per share vs $15.14 ex-dividend year end 1998.

         As of December 31, 1999 assets of the Fund were distributed as follows:


         Money Market Funds/Tsy Bills/Misc.                   14.17%
         Treasury Bonds                                       32.04%
         Equities                                             53.79%


         Attached is a listing of the Fund holdings as of December 31, 1999, as well as various comparative returns.


STALEM FUND                         **  99 DEC 31  **                           RETURN YTD 99

TBILLS/MF/MISC                              14.17%                                 9,776,475
TREASURY BONDS                              32.04%                                22,095,625     -6.6% TSY BONDS
EQUITIES                                    53.79%                                37,098,656     38.6% EQUITIES
                                      ------------                           ---------------
                                                                                                 19.5% SP500
TOTAL ASSETS                               100.00%                               $68,970,756

UNITS OUTSTANDING                        3,972,041        FUND NAV                     17.36     14.7

===================================== =================== ================== ==================== ==========================
                                                                                 NY 4:00 PM                 VALUE
TSY BONDS (-000)
                   $10,000                  5.625%            Feb 2006              95.656                  9,565,625
                    $2,500                  7.500%            Nov 2016             106.906                  2,672,656
                    $4,500                  7.250%            Aug 2022             105.344                  4,740,469
                    $6,000                  5.500%            Aug 2028              85.281                  5,116,875

CREATING NEW INDUSTRIES                                      38.5%
                    14,500            A+       Hewlett-Packard                     113.938                  1,652,094
                    24,000            A-       Intel                                82.313                  1,975,500
                    10,000            -        Lucent Tech                          74.813                    748,125
                    20,000            A-       Microsoft                           116.750                  2,335,000
                    40,000            B+       Oracle                              112.063                  4,482,500
                    40,000            B+       Sun Microsystems                     77.438                  3,097,500

CREATING NEW PRODUCTS                                        13.2%
                    20,000            A        Bristol Myers                        64.188                  1,283,750
                    13,400            A+       Johnson & Johnson                    93.125                  1,247,875
                    30,000            A        Medtronic                            36.438                  1,093,125
                    19,000            A+       Merck                                67.063                  1,274,188

WELL RUN/DOMINATES ITS INDUSTRY                              40.2%
                    32,000            A+       Automatic Data                       53.875                  1,724,000
                    20,000            B+       Bell Atlantic                        61.563                  1,231,250
                    20,000            A+       Emerson Electric                     57.375                  1,147,500
                    45,000            A+       Gap Inc                              46.000                  2,070,000
                    13,500            A+       General Electric                    154.750                  2,089,125
                    25,000            A+       MBIA Inc                             52.813                  1,320,313
                    32,000            A+       McDonald's                           40.313                  1,290,000
                    32,000            A+       Wal-Mart                             69.125                  2,212,000
                    16,000            B        Whirlpool                            65.063                  1,041,000
                    35,000            B        Xerox                                22.688                    794,063

REASONABLE PRICE TO CASH FLOW                                 8.1%
                    12,500            B        Atlantic Richfield                   86.500                  1,081,250
                    12,000            B+       Chevron                              86.625                  1,039,500
                    16,000            B        Texaco                               54.313                    869,000
                                                                                                         ------------

                                                            100.0%                    EQUITIES             37,098,656

                                                           ANNUALIZED RETURNS

                                   YRS                    S. FUND*     S&P500^
                                   1 YR                     14.70%      20.89%
                                   5 YRS                    18.36%      28.23%
                                   10 YRS                   11.75%      17.93%
                                   *after fees/expenses      ^dividends included

     [Graphics                     YRS                   EQ.ONLY      S&P500
     Omitted]
                                   1 YR                     38.60%      20.89%
                                   2 YRS                    41.13%      24.43%
                                   3 YRS                    38.76%      27.14%


                                   YRS                   TSY.ONLY      JPMTUS
                                   1 YR                     -6.60%      -2.88%
                                   2 YRS                     2.82%       3.48%
                                   3 YRS                     6.81%       5.61%




                [Graphics                                  [Graphics
                 Omitted]                                   Omitted]

And now to 2000...

         The current level of operations is fine; inventories continued to be well controlled receivables are fine (except for financial institutions); profitable capacity is available; and there is continued pressure on margins. However, there were three points to consider: Capital Expenditures; Labor; and Estimated Earnings for 2000.

POINT 1

         Capital expenditures (ex software) will be down for the second year in a row. As we have commented in the past, the efforts to remain competitive, through improved productivity, has resulted in increased capacity. This, together with the continued availability of excess capacity in Asia, has persuaded most managers that a shortage of capacity is not a factor in today's environment...or even in tomorrow's.

POINT 2

         At the end of our first week of visits, the employment/unemployment data was released showing that more people became employed (good for consumption) and that hourly earnings only increased 0.01% (good for controlling inflation). For more than five years, the downward movement of the unemployment rate has continually caused the "predictors" to raise the inflation flag yet the combination of many factors have kept labor-cost-led inflation at bay. Why and how has this occurred? (As we realize you do not have our last quarterly letter at hand, we shall repeat some of these factors.)

         The "why" is simple: Consumers continue to buy with a very sharp focus on value and the business manager must respond. The "how" is a collection of various programs reflecting the ingenuity of today's business manager. They are:

         DOWN SIZING: BOTTOM UP This is the most common procedure as companies continue to re-examine how they process their business with the objective of both removing cost and improving product and output.

         DOWN SIZING: TOP DOWN Through mergers, sale of divisions, etc. redundancy of senior and middle management is eliminated.

         TRAINING Today, companies are employing people they would not have considered five years ago. They have become employable because companies have, in many cases, redesigned the work process and/or are spending monies training such people.

POSITIONS LEFT OPEN At the staff level, many positions are left unfilled, particularly in the Information Technology area. However, this has resulted in fewer problems than expected...so they are left opened.

         JOB SECURITY While consumers feel that jobs are easier to find, while the number of weeks unemployed has dropped from 19 five years ago to 12 today, while most members of their family are employed, while most of their neighbors are employed, and while almost every plant, store, etc. has a "for hire" sign, there is still a fear concerning job security. Although some of this fear is based on the continual announcements of "down sizing: bottom up", most is the need to have a constant source of income to meet the weekly/monthly payments on the significant increase in borrowing's which have been the source of the growth in GDP. Workers (except I.T. personnel) are not prepared to go on strike for higher wages nor to march into their boss's office and demand higher wages for fear of losing that flow of funds.

         Another factor leading to some stability in the work force (again, except for I.T. personnel) is stock option programs. Granted that many stocks are selling below their historical high, most are selling above the option exercise price. Stock options are a win-win source of compensation for management. The corporation gets to deduct, for Federal Income Taxes purposes, the difference between the exercise price and the market price on the day that the option is exercised and they do not have to record that "expense" in the profit and loss statement to shareholders... even if the company goes into the market place and buys the shares at a higher price than the exercise price. As such, there is less pressure to raise prices to recover higher labor costs.

POINT 3

         The business manager has learned to successfully deal with a number of challenges (read "pressures") of business during the past decade. However, a "new" challenge is appearing in the coming year that has many concerned:
Estimated earnings by Wall Street. The third quarter was a very good one on an absolute basis and off the wall on a comparative basis. As such, Wall Street has increased its earnings estimates for next year. This has many corporate people concerned. It seems that Wall Street cannot remember back an entire year when third quarter earnings were, on a year-over-year quarterly basis, down more than 20%. Hence, if the third quarter of 1998 were just flat on a year-over-year basis, then this year's quarter would have been flat against last year's. But, Wall Street must raise earnings estimates to support the higher security prices and management is stuck with it. When we asked why don't they do a little "guidance", we were told that it was too early, that they must wait until this year is completed and see what accounting options are available!
2000 promises to be another challenging year.

                                             Very truly yours,


                                             Philippe E. Baumann
                                             President

                                  STRALEM FUND

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 1999

                        (with supplementary information)

STRALEM FUND, INC.

INDEPENDENT AUDITORS' REPORT

Trustees and Shareholders
Stralem Fund
New York, New York


We have audited the accompanying statement of assets and liabilities of Stralem Fund, including the portfolio of investments in securities, as of December 31, 1999, the related statement of operations for the year then ended and statements of changes in net assets for each of the years in the two-year period then ended, and the condensed financial information for each of the years in the five-year period then ended. These financial statements and the condensed financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included inspection or confirmation of investments owned as of December 31, 1999, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information enumerated above present fairly, in all material respects, the financial position of Stralem Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the condensed financial information for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.



New York, New York
January 27, 2000

STRALEM FUND

Statement of Assets and Liabilities
December 31, 1999

ASSETS
   Investments, at market value:
      Common stocks (cost - $14,515,029)                          $ 37,098,656
      United States Government obligations (cost - $33,327,557)     33,048,338
      Money market mutual funds                                      1,353,144
                                                                  -------------

                                                                    71,500,138

   Interest and dividends receivable                                   515,537

                                                                    72,015,675

LIABILITIES
   Payable for shares reacquired                                     2,851,880
   Accrued expenses                                                    193,042
   Dividends payable                                                 3,177,633
                                                                  ------------

                                                                     6,222,555

Net assets applicable to outstanding shares of beneficial
  interest                                                        $ 65,793,120
                                                                  ============

Net asset value per share - based on 3,972,041 shares of beneficial
   interest outstanding (offering price and redemption price)           $16.56
                                                                  ============


See notes to financial statements

Portfolio of Investments in Securities
December 31, 1999

    Number of                                                           Market
     Shares                                                              Value
     ------                                                              -----
                   Common stocks (51.89%):
                      Computer and Peripherals (6.64%):
     14,500              Hewlett-Packard Co.                        $  1,652,094
    *40,000              Sun Microsystems                              3,097,500
                      Computer Software and Service (11.95%):
     32,000              Automatic Data Processing                     1,724,000
    *20,000              Microsoft Corp.                               2,335,000
    *40,000              Oracle Corp.                                  4,482,500
                      Electrical Equipment (4.53%):
     20,000              Emerson Electric Co.                          1,147,500
     13,500              General Electric Company                      2,089,125
                      Insurance (1.85%)
     25,000              MBIA, Inc.                                    1,320,313
                      Home Appliance (1.46%):
     16,000              Whirlpool Corp.                               1,041,000
                      Medical Supplies (3.27%):
     13,400              Johnson & Johnson                             1,247,875
     30,000              Medtronic Inc.                                1,093,125
                      Office Equipment and Supplies (1.11%):
     35,000              Xerox Corp.                                     794,063
                      Personal Care (1.80%):
     20,000              Bristol-Myers Squibb                          1,283,750
                      Petroleum (4.18%):
     12,500              Atlantic Richfield Co.                        1,081,250
     12,000              Chevron Corp.                                 1,039,500
     16,000              Texaco, Inc.                                    869,000
                      Pharmaceuticals (1.78%):
     19,000              Merck & Co, Inc.                              1,274,186
                      Restaurant (1.80%):
     32,000              McDonalds Corp.                               1,290,000
                      Retail Stores (5.99%):
     45,000              The Gap                                       2,070,000
     32,000              Wal-Mart Stores, Inc.                         2,212,000
                      Semiconductor (2.76%):
     24,000              Intel Corp.                                   1,975,500
                      Telecommunications Equipment (1.05%):
     10,000              Lucent Technologies                             748,125
                      Telecommunications Service (1.72%)
     20,000              Bell Atlantic Corp.                           1,231,250
                                                                    ------------

                                                                      37,098,656

December 31, 1999

       Face                                                              Market
       Value                                                             Value
       -----                                                             -----
                   United States Government obligations (46.22%):
                      Treasury bonds and notes (30.90%):
    $10,000,000          February 15, 2006; 5.625%                  $  9,565,625
   $  2,500,000          November 15, 2016; 7.5%                       2,672,656
   $  4,500,000          August 15, 2022; 7.25%                        4,740,467
   $  6,000,000          August 15, 2028; 5.50%                        5,116,875

                      Treasury bills (15.32%):
   $  7,000,000          January 27, 2000                              6,973,435
   $  2,000,000          February 3, 2000                              1,990,555
   $  2,000,000          February 10, 2000                             1,988,725
                                                                    ------------

                                                                      33,048,338

                    Money market mutual funds (1.89%):
                       Short-term Income Fund                          1,353,144

                                                                    $ 71,500,138


* Nonincome producing


See notes to financial statements

Statement of Operations
Year Ended December 31, 1999

Investment income:
   Interest                                                      $  1,755,096
   Dividends                                                          346,233
                                                                 ------------

                                                                    2,101,329
                                                                 ------------

Expenses:
   Investment advisory                                                604,755
   Legal fees                                                         176,236
   Auditing fees                                                       24,522
   Administration expenses                                             25,000
   Directors' fees                                                      2,800
   Taxes                                                               10,615
   Miscellaneous                                                       11,141
                                                                 ------------

                                                                      855,069
                                                                 ------------

Net investment income                                               1,246,260
                                                                 ------------

Net realized gain from security transactions                        1,943,052
Net increase in unrealized appreciation of investments              5,830,174
                                                                 ------------

Net gain on investments                                             7,773,226
                                                                 ------------

Net increase in net assets resulting from operations             $  9,019,486
                                                                 ============


See notes to financial statements

Statements of Changes in Net Assets

                                                                               Year Ended December 31,
                                                                                  1999         1998
                                                                                  ----         ----
Operations:
   Net investment income                                                   $  1,246,260    $  1,085,166
   Net realized gain from security transactions                               1,943,052       2,967,304
   Net increase in unrealized appreciation of investments                     5,830,174       6,583,489
                                                                           ------------    ------------
                                                                              9,019,486      10,635,959
                                                                           ------------    ------------
Distributions to shareholders:
   Investment income                                                         (1,234,581)     (1,081,537)
   Realized gains                                                            (1,943,052)     (2,967,304)
                                                                           ------------    ------------
                                                                             (3,177,633)     (4,048,841)
                                                                           ------------    ------------
Capital share transactions:
   Proceeds from shares sold (850,551 and 688,965 shares, respectively)      13,173,478       9,659,534
   Proceeds from reinvestments of dividends (217,567 and 141,890 shares,
      respectively)                                                           3,298,315       1,877,205
   Cost of shares redeemed (309,443 and 323,353 shares, respectively)        (5,182,756)     (5,048,005)
                                                                           ------------    ------------
                                                                             11,289,037       6,488,734
                                                                           ------------    ------------

Increase in net assets                                                       17,130,890      13,075,852
Net assets at January 1                                                      48,662,230      35,586,378
                                                                           ------------    ------------
Net assets at December 31 (including undistributed net investment
   income of $177,420 and $165,741, respectively)                          $ 65,793,120    $ 48,662,230
                                                                           ============    ============


See notes to financial statements

NOTE A - ORGANIZATION

Stralem Fund (formerly "Stralem Fund, Inc.") (the "Fund") is a Delaware business trust formed under the laws of the State of Delaware with authority to issue an unlimited number of shares of beneficial interest.


NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

[1]      Security valuation:

       Investments in securities traded on a national exchange are valued at the last reported sales price on the last business day of the year. Securities traded over-the-counter are valued on the basis of the average of the last reported bid prices. United States Treasury bonds, notes and bills are valued at market value.

[2]      Federal income taxes:

       The Fund has elected to be taxed as a regulated investment company as defined under the Internal Revenue Code and has distributed to its shareholders substantially all of its investment income and capital gains. Therefore, only nominal income tax provisions are required.

[3]      Other:

       Security transactions are accounted for on a trade date basis and dividend income is recorded on the ex-dividend date. Dividends to shareholders are recorded on the ex-dividend date.


NOTE C - INVESTMENT ADVISORY AGREEMENT

The Fund has an investment advisory contract with Stralem & Company Incorporated (the "Investment Advisor") that provides for a quarterly fee of 1/4 of 1% (equivalent to approximately 1% annually) of the average weekly net asset value of the Fund for the first $50,000,000 of net asset value decreasing to a quarterly rate of .1875 of 1% for the next $50,000,000 and .125 of 1% thereafter (equivalent to approximately 3/4 of 1% and 1/2 of 1%, respectively, annually). Certain officers and a director of the Fund are also officers of the Investment Advisor. In addition, the Fund reimburses the Investment Advisor for its
expenses   attributable  to  the   administration  of  the  Fund,   including  a
proportionate part of the compensation of the employees of the Investment Advisor who perform services, other than investment advisory services, for the Fund. Such reimbursement is limited by the contract to $25,000 per annum.


NOTE D - OTHER MATTERS

[1]     Unrealized appreciation at December 31, 1999         $   23,982,029
        Unrealized depreciation at December 31, 1999             (1,677,621)
                                                             --------------
                                                             $   22,304,408

[2] Purchases and sales of securities other than short-term investments aggregated $16,907,165 and $10,848,006, respectively, for the year ended December 31, 1999.


See notes to financial statements

                            Supplementary Information

Condensed Financial Information
(for a share outstanding throughout the year)

                                                                                   Year Ended December 31,
                                                                  ---------------------------------------------------------
                                                                  1999         1998          1997         1996         1995
                                                                  ---------------------------------------------------------
Net asset value, beginning of period                            $  15.14     $  13.15     $  11.66     $    11.55   $    9.77
                                                                --------     --------     --------     ----------   ---------
Income from investment operations:
   Net investment income                                             .32          .35          .41            .47         .49
   Net gains or losses on securities                                1.90         2.90         2.00            .36        2.00
                                                                --------     --------    ---------    -----------   ---------
Total from investment income                                        2.22         3.25         2.41            .83        2.49
                                                                --------     --------    ---------    -----------   ---------
Less distributions:
   Dividends from net investment income                             (.31)        (.34)        (.40)          (.47)       (.49)
   Distributions from capital gains                                 (.49)        (.92)        (.52)          (.25)       (.22)
                                                               ---------    ---------    ---------     ----------   ---------
Total distributions                                                 (.80)       (1.26)        (.92)          (.72)       (.71)
                                                               ---------    ---------    ---------     ----------   ---------
Net asset value, end of period                                  $  16.56     $  15.14     $  13.15     $    11.66   $   11.55
                                                                ========     ========     ========     ==========   =========

Total return                                                       14.69%       24.70%       20.62%          7.22%      25.45%

Ratios/supplemental data:
   Net assets, end of period (in thousands)                      $65,793      $48,662      $ 35,586     $   30,849  $  29,483
   Ratio of expenses to average net assets                         1.35%        1.18%         1.19%          1.21%       1.23%
   Ratio of net investment income to average
      net assets                                                   1.97%        2.30%         2.87%         3.72%        4.12%
   Portfolio turnover rate                                        20.00%       18.00%        52.00%        17.00%       35.00%